Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Plan interest in Master Trust, at fair value	$ 2,078,171	$ 1,871,271
Plan Interest in Master Trust, at contract value	76,544	85,667
Total investments	2,154,715	1,956,938
Receivables
Employer contributions receivable	11,825	9,914
Note receivables from participants	16,003	15,841
Total receivables	27,828	25,755
Net assets available for benefits	$ 2,182,543	$ 1,982,693